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                                  Exhibit 10.1


                             THIRD ADDENDUM TO LEASE


         This Third Addendum to Lease ("Addendum"), to be effective March 1, 2000, is entered into by and between SORRENTO WEST PROPERTIES, INC. as "Landlord" and OCEANIC EXPLORATION COMPANY as "Tenant" and forms a part of that certain Office Building Lease dated March 1, 1991, as amended by that certain Addendum to Lease effective March 1, 1994, and as amended by that certain Addendum to Lease effective March 1, 1997 (the "Lease"), covering the Premises commonly known as Suite 450, 5000 South Quebec Street and located within the Quebec Pointe office building in unincorporated Arapahoe County, State of
Colorado:

                                   WITNESSETH:

         WHEREAS, Tenant and Landlord wish to extend the term of the Lease; and

         WHEREAS, Tenant and Landlord have mutually agreed to the terms and conditions of such extension and wish to confirm such agreement;

         NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Tenant and Landlord agree as follows:

         1. The Term of the Lease is hereby extended on a month to month basis, commencing March 1, 2000, (the "Extended Term"). All references to the "Term" in the Lease shall include the Extended Term.

         2. Not withstanding section 7.03 (Holding Over) of said lease, the Minimum Rent for the Extended Term shall be at the rate of $17.00 per square foot payable in monthly installments of Three Thousand Six Hundred Twenty-Nine and 50/100 Dollars ($3,629.50). Tenant shall commence paying such Minimum Rent March 1, 2000.

         3. The Base Operating Year for the Extended Term for the purposes of calculating Tenant's pro rata share of Operating Expenses, as provided in Section 3 of the Lease, shall be calendar year 2000.

         4. Except as modified herein, the Lease shall remain in full force and effect and the remaining terms, provisions, covenants and conditions shall remain unchanged.


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         IN WITNESS WHEREOF, this Third Addendum to Lease is executed as of the day and year first written above.

LANDLORD:                                  TENANT:

SORRENTO WEST PROPERTIES, INC.             OCEANIC EXPLORATION COMPANY



By: /s/ Charles N. Haas                    By: /s/ Janet A. Holle
   ---------------------------------          --------------------------------
    Charles N. Haas                               Janet A. Holle
    Vice President                                Vice President